Rule 497(e)
                                                          SEC File No. 002-85378
                                                          Rule 482 ad




                           MUIRFIELD'S TOP-PERFORMING
                                    FOURSOME

                                 THE FLEX-FUNDS
                 A family of no-load mutual funds managed from
                      Central Ohio's Muirfield Village by
                             R. MEEDER & ASSOCIATES


[LOGO] Pin #1       THE MUIRFIELD FUND
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A "defensive investing"            Average Annual Total Returns as of 3/31/99
mutual fund that invests in the   One Year  Three Years  Five Years  Ten Years
shares of other mutual funds.     --------  -----------  ----------  ---------
                                   31.32%     18.86%       17.32%     14.47%

[LOGO] Pin #2       THE HIGHLANDS GROWTH FUND
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An actively managed fund           Average Annual Total Returns as of 3/31/99
seeking growth primarily          One Year  Three Years  Five Years  Ten Years
from stocks in the S&P 500.       --------  -----------  ----------  ---------
                                   15.32%     21.08%       18.05%     13.50%

[LOGO] Pin #3       THE U.S. GOVERNMENT BOND FUND
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A fixed income fund that           Average Annual Total Returns as of 3/31/99
brings the defensive investing    One Year  Three Years  Five Years  Ten Years
strategy to the bond markets.     --------  -----------  ----------  ---------
                                    6.04%      5.87%        6.88%      7.28%

[LOGO] Pin #4       THE MONEY MARKET FUND
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One of America's top-performing     Current and Effective Yields as of 5/6/99
money market funds, with free       7-day Simple Yield    7-day Compound Yield
checkwriting and low expenses.      ------------------    --------------------
                                           4.54%                  4.64%



                               CALL (800)325-FLEX
                         for a Prospectus and Fact Sheet
                 From Columbus and vicinity, call (614)766-7000
               Online: www.flexfunds.com E-Mail:info@flexfunds.com


PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Performance figures represent average annual total returns for periods ended 3/31/99 and assume reinvestment of all dividend and capital gains distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser waived a portion of its management fees and/or reimbursed expenses in order to reduce the operating expenses of The U.S. Government Bond and The Money Market Funds during each period shown above. The Investment Adviser waived a portion of its management fee during 1998 in order to reduces the operating expenses of The Highlands Growth Fund. An investment in The Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although The Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. To obtain a prospectus containing more complete information about the Funds, including other fees and expenses that apply to a continued investment in the Funds, you may call The Flex-funds at (800)325-3539 or write P.O. Box 7177, Dublin, OH 43017. Please read the prospectus carefully before investing.

                                 THE FLEX-FUNDS